UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURTIES AND EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 22, 2004

                          IMPAC MORTGAGE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            Maryland                     1-14100                 33-0675505
(State or other jurisdiction of        (Commission           (I.R.S. Employer
  incorporation or organization)       File Number)         Identification No.)

        1401 Dove Street Newport Beach, CA                         92660
     (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (949) 475-3600

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Item 7  Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Not applicable

(b)     Not applicable

(c)     Exhibits.

    Exhibit 99.1 Press Release dated July 22, 2004

Item 12. Results of Operations and Financial Condition

On July 22, 2004, Impac Mortgage Holdings, Inc. (the "Company") issued a press release announcing corrections to previously issued financial statements for years ending December 31, 2001, 2002 and 2003 and for the three months ended March 31, 2003 and March 31, 2004. The Company also announced certain preliminary unaudited 2004 results for the period ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information in this Current Report (including the information attached as an exhibit) is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          IMPAC MORTGAGE HOLDINGS, INC.

Date: July 22, 2004

                                           By: /s/ Richard J. Johnson
                                               ---------------------------------
                                           Name: Richard J. Johnson
                                           Title: Executive Vice President
                                           and Chief Financial Officer

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                                  Exhibit Index

Exhibit Number          Description of Exhibits

Exhibit 99.1            Press Release dated July 22, 2004